UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2026

Nakamoto Inc.

(Exact name of registrant as specified in its charter)

001-42103	84-3829824
(Commission File Number)	(IRS Employer Identification Number)

300 10th Ave South, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

(385) 388-8220

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	NAKA	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	NAKAW	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information contained in Item 2.01 with respect to the lock-up agreements signed in connection with the Mergers (as defined below) (the “Lock-Up Agreements”) is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Closing of Mergers

As previously disclosed in a Current Report on Form 8-K filed on February 17, 2026 (the “Signing 8-K”), with the Securities and Exchange Commission (the “SEC”), on February 16, 2026, Nakamoto Inc., a Delaware corporation (“Nakamoto”), entered into (a) an Agreement and Plan of Merger (the “BTC Merger Agreement”) with BTC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Nakamoto (“BTC Merger Sub”), BTC Inc., a Delaware corporation (“BTC”), and the stockholder representative party thereto and (b) an Agreement and Plan of Merger (the “UTXO Merger Agreement” and together with the BTC Merger Agreement, the “Merger Agreements”) by and among Nakamoto, UTXO GP Merger Sub, LLC, a Tennessee limited liability company and a wholly-owned subsidiary of Nakamoto (“UTXO Merger Sub”), UTXO Management GP, LLC, a Tennessee limited liability company (“UTXO”), David Bailey, in his individual capacity (“D. Bailey”), Tyler Evans, in his individual capacity (“Evans”), and the equityholder representative party thereto.

On February 20, 2026, Nakamoto completed the transactions contemplated by the (a) BTC Merger Agreement, pursuant to which BTC Merger Sub merged with and into BTC, with BTC surviving the merger as a wholly-owned subsidiary of Nakamoto (the “BTC Merger”) and (b) UTXO Merger Agreement, pursuant to which UTXO Merger Sub merged with and into UTXO, with UTXO surviving the merger as a wholly-owned subsidiary of Nakamoto (the “UTXO Merger”, and together with the BTC Merger, the “Mergers”).

BTC Consideration

Pursuant to the BTC Merger Agreement, at the closing of the BTC Merger (the “BTC Closing”), (a) all issued and outstanding shares of common stock of BTC, par value $0.00005 per share, and preferred stock of BTC, par value $0.00005 per share, were, collectively, converted into the right to receive 259,886,237 shares of Nakamoto common stock, par value $0.001 (“Nakamoto Common Stock” and such shares, the “BTC Merger Shares”), and (b) Nakamoto reserved 78,427,012 shares of Nakamoto Common Stock for issuance in connection with fully-vested BTC stock options assumed by Nakamoto (“BTC Stock Options” together with BTC Merger Shares, the “BTC Consideration”).

Based on the closing price of Nakamoto Common Stock of $0.248 on February 19, 2026 (the day prior to the BTC Closing), the aggregate value of the shares of Nakamoto Common Stock issued or issuable as BTC Consideration, net of aggregate strike prices for the BTC Stock Options, is equal to approximately $75,065,352.

Pursuant to the BTC Merger Agreement, 24,835,418 shares of Nakamoto Common Stock were withheld from the BTC Consideration and will be available to offset any post-closing adjustments to the BTC Consideration and to support indemnification obligations (the “BTC Holdback Shares”). Certain stockholders of BTC will receive their pro rata portions of the BTC Holdback Shares subject to the conditions in and in accordance with the BTC Merger Agreement.

Treatment of BTC Stock Options

As of the BTC Closing, each BTC Stock Option that was outstanding immediately prior to the BTC Closing, whether or not then vested or exercisable, was assumed by Nakamoto and was accelerated, fully-vested and automatically converted into an option to acquire shares of Nakamoto Common Stock.

Each such BTC Stock Option as so assumed and converted (after such conversion, an “Assumed Option”) continues to have the same terms and conditions as applied to the BTC Stock Option immediately prior to the BTC Closing, except that, as of the BTC Closing, each such Assumed Option will constitute an option to acquire that number of whole shares of Nakamoto Common Stock equal to the product of (A) the number of shares of BTC Inc. common stock subject to such BTC Stock Option immediately prior to the BTC Closing multiplied by (B) the exchange ratio of 137, at an exercise price per share of Nakamoto Common Stock equal to the quotient obtained by dividing (x) the exercise price per share of such BTC Stock Option by (y) the exchange ratio of 137.

The conversion is designed to preserve the economic value of each BTC Stock Option while converting them into shares of Nakamoto Common Stock. The adjustment ensures that the total cost to exercise the Assumed Options remains the same as it was under the original BTC Stock Options.

UTXO Consideration

Contemporaneously with the BTC Closing, the UTXO Merger closed pursuant to the UTXO Merger Agreement (the “UTXO Closing” and together with the BTC Closing, the “Closing”). At the UTXO Closing, all issued and outstanding equity interests of UTXO were converted into the right to receive 26,481,860 shares of Nakamoto Common Stock (the “UTXO Consideration”). Based on the closing price of Nakamoto Common Stock of $0.248 on February 19, 2026 (the day prior to the UTXO Closing), the value of the UTXO Consideration is equal to approximately $6,567,501.

Pursuant to the UTXO Merger Agreement, 2,648,186 shares of Nakamoto Common Stock were withheld from the UTXO Consideration and will be available to offset any post-closing adjustments to the UTXO Consideration and to support any indemnification obligations (the “UTXO Holdback Shares”). The UTXO equityholders will receive their pro rata portion of the UTXO Holdback Shares subject to conditions in and in accordance with the UTXO Merger Agreement.

Lock-Up Agreements

In connection with the Closing, certain equityholders of BTC and UTXO, entered into the Lock-Up Agreements with Nakamoto. Under the Lock-Up Agreements, such holders agreed that, (i) during the period commencing at the Closing and ending on the date that is six (6) months after the Closing, they will not, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of, or engage in any hedging or derivative transactions with respect to 50% of the shares of Nakamoto Common Stock received in the applicable Merger (other than, in the case of UTXO equityholders, the UTXO Holdback Shares) (or any Nakamoto Common Stock issuable upon exercise of the BTC Stock Options), and will not make any demand for, or exercise any right with respect to, the registration of such securities, and (ii) during the period commencing at the Closing and ending on the date that is twelve (12) months after the Closing, they will be subject to the foregoing restrictions with respect to the remaining 50% of such securities, in each case subject to customary permitted transfers (including transfers to affiliates, family members and trusts for estate planning purposes, to charitable organizations, and pursuant to will or intestacy), provided that any permitted transferee agrees in writing to be bound by the Lock-Up Agreement for the remainder of the applicable restricted period.

Nakamoto Capitalization

In connection with the BTC Closing, (a) D. Bailey, Nakamoto’s Chief Executive Officer and Chairman of the Board, received 107,068,147 shares of Nakamoto Common Stock as his pro rata portion of the BTC Merger Shares (inclusive of BTC Holdback Shares) (b) Evans, Nakamoto’s Chief Investment Officer, received 6,588,809 shares of Nakamoto Common Stock as his pro rata portion of the BTC Merger Shares (inclusive of BTC Holdback Shares), and (c) Ms. Calli Bailey, who became an affiliate of Nakamoto upon the BTC Closing (“C. Bailey” with Evans and D. Bailey, the “Nakamoto Affiliates”), received 109,937,024 shares of Nakamoto Common Stock as her pro rata portion of the BTC Merger Shares (inclusive of BTC Holdback Shares). Each of the Nakamoto Affiliates signed a Lock-Up Agreement restricting the shares of Nakamoto Common Stock they received as BTC Merger Shares at the BTC Closing.

In connection with Nakamoto’s assumption of BTC Stock Options, (a) Evans will be eligible to receive 25,421,822 shares of Nakamoto Common Stock upon exercise of fully vested BTC Stock Options held by Evans and (b) Andrew Creighton, Nakamoto’s Chief Commercial Officer (“Creighton”), will be eligible to receive 1,685,500 shares of Nakamoto Common Stock upon exercise of fully vested BTC Stock Options held by Creighton.

In connection with the UTXO Closing, (i) D. Bailey, Nakamoto’s Chief Executive Officer and Chairman of the Board, received 13,240,930 shares of Nakamoto Common Stock as his pro rata portion of the UTXO Consideration (inclusive of UTXO Holdback Shares) and (ii) Evans, Nakamoto’s Chief Investment Officer, received 13,240,930 shares of Nakamoto Common Stock as his pro rata portion of the UTXO Consideration (inclusive of UTXO Holdback Shares).

As of February 25, 2026, there were approximately 683,451,950 shares of Nakamoto Common Stock issued and outstanding, and approximately 890,148,039 shares outstanding on a fully diluted basis (assuming the exercise, conversion or issuance of all outstanding options, warrants, holdback shares, shares to be issued upon delivery of letters of transmittal by BTC stockholders and restricted stock units).

The BTC Merger Shares are only issued to BTC stockholders upon delivery of letters of transmittal to Nakamoto’s transfer agent. As of February 25, 2026, letters of transmittal remain outstanding and undelivered with respect to 22,644,956 BTC Merger Shares. None of the 24,835,418 BTC Holdback Shares nor 2,648,186 UTXO Holdback Shares have yet been issued, as required under the Merger Agreements.

As of the date of this Current Report on Form 8-K, each of D. Bailey, Evans, C. Bailey, and Creighton beneficially own, as such term is defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended, 17.46%, 6.44%, 14.47% and 0.70%, respectively.

The foregoing descriptions of the Merger Agreements and of the form of Lock-Up Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the BTC Merger Agreement, which was corrected to address a scrivener’s error and is filed as Exhibit 2.1 hereto, and the UTXO Merger Agreement, and the form of Lock-Up Agreement, filed as Exhibits 2.2, and 10.1, respectively, to the Signing 8-K, and incorporated by reference in this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 2.01 of this Current Report on Form 8-K related to the shares of Nakamoto Common Stock issued as the BTC Consideration and UTXO Consideration is incorporated herein by reference.

The shares of Nakamoto Common Stock issued as the BTC Consideration and the UTXO Consideration were issued pursuant to one or more exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including those provided by Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K related to Nakamoto’s assumption and conversion of BTC Stock Options is incorporated herein by reference into this Item 5.02.

Item 7.01 Regulation FD Disclosure.

On February 20, 2026, Nakamoto issued a press release announcing the Closing of the Mergers. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Press Release”).

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference.

Non-GAAP Financial Measures

This Current Report on Form 8-K contains the following non-GAAP financial measures consisting of shares outstanding on a fully diluted basis. Nakamoto defines shares outstanding on a fully diluted basis as common shares outstanding and all options, warrants, holdback shares for the Mergers, shares to be issued upon delivery of letters of transmittal from BTC stockholders and restricted stock units (“Fully Diluted Shares Outstanding”). Non-GAAP financial measures are financial measures that are derived from consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP financial measures are subject to material limitations as they are not measurements prepared in accordance with GAAP, and are not a substitute for such measurements. Nakamoto uses these non-GAAP financial measures and other key metrics internally to facilitate analysis of its financial and business trends and for internal planning and forecasting purposes. Nakamoto believes these non-GAAP financial measures, when taken collectively, may be helpful to investors because they provide consistency and comparability with past financial performance by excluding certain items that may not be indicative of its business, results of operations, or outlook. However, non-GAAP financial measures have limitations as an analytical tool and are presented for supplemental informational purposes only. They should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In particular, other companies, including companies in Nakamoto’s industry, may report Fully Diluted Shares Outstanding, or similarly titled measures but calculate them differently, which reduces their usefulness as comparative measures.

Reconciliation of Shares Outstanding to Fully Diluted Shares Outstanding

The following table presents a reconciliation of GAAP Shares Outstanding to non-GAAP Fully Diluted Shares Outstanding, the most directly comparable GAAP measure as of February 25, 2026:

	Nakamoto Shares Pre-Mergers	Shares Issued for Mergers	Nakamoto Shares Post-Mergers
Common Shares Outstanding	447,212,413	236,239,537	683,451,950
Options	292,769	78,427,012	78,719,781
Pre-Funded Warrants	61,704,975	-	61,704,975
Holdback Shares for Mergers	-	27,483,604	27,483,604
Shares to be Issued Upon Letters of Transmittal	-	22,644,956	22,644,956
Restricted Stock Units	15,656,055	-	15,656,055
Cash Warrants - Tradeable	384,936	-	384,936
Cash Warrants - Non-Tradeable	101,782	-	101,782
Fully Diluted Shares Outstanding	525,352,930	364,795,109	890,148,039

Common Shares Outstanding %	65.4%	34.6%	100.0%
Fully Diluted Shares Outstanding %	59.0%	41.0%	100.0%

Forward Looking Statements

All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Nakamoto expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws, related to Nakamoto. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, including, without limitation, statements about expectations regarding anticipated synergies, cross-selling opportunities, operational plans, market expansion, the long-term strategic impact or anticipated effects of the Mergers, financial projections of BTC and/or UTXO, Bitcoin-related strategies, Bitcoin treasury management activities, and Nakamoto’s anticipated holding of Bitcoin as part of its corporate treasury. Such forward-looking statements are inherently uncertain and involve numerous assumptions and risks.

Forward-looking terms used may include, but are not limited to, “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “see,” “aim,” “target,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, descriptions of Nakamoto and its operations, subsidiaries, strategies and plans, expectations regarding anticipated synergies, cross-selling opportunities, operational plans, market expansion, the long-term strategic impact or anticipated effects of the Mergers, financial projections of BTC and/or UTXO, Bitcoin-related strategies, and Bitcoin treasury management activities. These statements may also relate to broader macroeconomic trends, industry developments, technology adoption, competitive positioning, market expansion, product launches, research and development efforts, acquisitions or dispositions, legal or regulatory developments, and other initiatives that could affect our future business performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. Factors that could cause actual results to differ include, but are not limited to, the following: the acquisition of BTC or UTXO may not provide the benefits we anticipate receiving due to any number of factors, including the inability of BTC or UTXO to maintain current level of earnings or to continue to grow its sales to new and existing customers; our inability to successfully cross-sell business between our existing customers and BTC’s or UTXO’s existing products or services, or expand products or services to new customers; the effect of the announcement or pendency of the Mergers on our business relationships, performance, and business generally; the acquisition of BTC or UTXO may not be closed in a timely manner or at all, which may adversely affect the price of our securities; and we may encounter difficulties with integration or unanticipated costs related to the Mergers; Bitcoin market volatility; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Nakamoto’s control, including those detailed in Nakamoto’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and such other documents of Nakamoto that are filed, or will be filed, with the SEC that are or will be available on Nakamoto’s website at www.nakamoto.com and on the website of the SEC at www.sec.gov. All forward-looking statements are based on assumptions that Nakamoto believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Nakamoto does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of Nakamoto or any other party, nor does it constitute a solicitation of any proxy or vote. Past performance is not indicative of future results.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The financial statements required by Item 9.01(a) of Form 8-K with respect to the Mergers will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the Mergers will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1*+	BTC Merger Agreement, dated as of February 16, 2026 (Corrected)
99.1	Press Release, dated as of February 20, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule (or similar attachment) will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

+ Indicates certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K, Item 601(b)(2) or (10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

NAKAMOTO INC.

Dated: February 26, 2026	By:	/s/ Teri Gendron
Teri Gendron
Chief Financial Officer